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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): February 27, 2001


                    ENTRAVISION COMMUNICATIONS CORPORATION
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   1-15997             95-4783236
          -----------------------------------------------------------
          (State or other        (Commission File     (IRS Employer
          jurisdiction of          Number)          Identification No.)
          incorporation)


        2425 OLYMPIC BOULEVARD, SUITE 6000 WEST, SANTA MONICA, CA 90404
        ---------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (310) 447-3870


                                      N/A
                                      ---
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

Attached hereto as Exhibit 99.1 is an unaudited summary of Pro Forma Operating Results of Entravision Communications Corporation ("Entravision") for the quarters ended March 31, June 30, September 30 and December 31, 2000, and the years ended December 31, 2000 and 1999. The summary represents pro forma segment information, which includes all acquisitions consummated in 2000 as if owned by Entravision from January 1, 1999.

Attached hereto as Exhibit 99.2 is an unaudited summary of Pro Forma Operating Results of Entravision for the quarters ended March 31, June 30, September 30 and December 31, 2000 and the year ended December 31, 2000, which have been adjusted for the disposition of certain assets, the closing of the operations of VEA New York, a subsidiary of Entravision, and non-recurring income for purposes of providing operating results for 2000 that will be comparable to 2001 operating results.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          None.

     (b)  Pro forma financial information.

          None.

     (c)  Exhibits.

          99.1 Pro Forma Results - Reportable Figures

          99.2 Pro Forma Results - As Adjusted - Comparable to 2001
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENTRAVISION COMMUNICATIONS CORPORATION



                                      By: /s/ Jeanette Tully
                                          -----------------------------------
                                          Jeanette Tully
                                          Chief Financial Officer


DATE: February 27, 2001
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                                 EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT

   99.1        Pro Forma Results - Reportable Figures

   99.2        Pro Forma Results - As Adjusted - Comparable to 2001